UNITED STATES
         SECURITIES AND EXCHANGE COMMISSION
              Washington, DC   20549


                   FORM 12b-25

             SEC File Number  0-2633

           NOTIFICATION OF LATE FILING

(Check one):  [   ]  Form 10-K   [   ]  Form 20-F  [   ]  Form 11-K
              [ X ]  Form 10-Q   [   ]  Form 10-D
              [   ]  Form N-SAR  Form N-CSR

For Period Ended:   January 27, 2007

[  ]   Transition Report on Form 10-K
[  ]   Transition Report on Form 20-F
[  ]   Transition Report on Form 11-K
[  ]   Transition Report on Form 10-Q
[  ]   Transition Report on Form N-SAR

For the Transition Period Ended:

If the notification relates to a portion of the filing checked above, identify the Item(s) to which the notification relates

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

PART I - REGISTRANT INFORMATION

VILLAGE SUPER MARKET, INC.
Full Name of Registrant

733 Mountain Avenue
Address of Principal Executive Office (Street and Number)

Springfield, NJ  07081
City, State and Zip Code


PART II - RULES 12b-25(b) AND (c)

If the subject report could not be filed without unreasonable effort or expense and the registrant seeks relief pursuant to Rule 12b-25(b), the following should be completed. (Check box if appropriate)

     (a) The reason described in reasonable detail in Part III of this form could not be eliminated without unreasonable effort or expense

     (b) The subject annual report, semi-annual report, transition report on Form 10-K, Form 20F, Form 11-K, Form N-SAR or Form N-CSR, or portion thereof, will be filed on or before the fifteenth calendar day following the prescribed due date;

[ X ] or the subject quarterly report or transition report on Form 10-Q or subject distribution report on Form 10-D, or portion thereof, will be filed on or before the fifth calendar day following the prescribed due date; and

     (c) The accountant's statement or other exhibit required by Rule 12b-25(c) has been attached if applicable.


PART III - NARRATIVE

State below in reasonable detail why Forms 10-K, 20-F, 11-K, 10-Q, 10-D, N-SAR, N-CSR, or the transition report or portion thereof, could not be filed within the prescribed time period.

     The Company recently received a comment letter from the United States Securities and Exchange Commission ("SEC") regarding its annual report on Form 10-K for the fiscal year ended July 29, 2006. The Company is currently resolving a comment regarding the Company's calculation and presentation of earnings per share for its Class A and Class B common stock with respect to Emerging Issues Task Force Issue 03-6, "Participating Securities and the Two-Class Method under FASB Statement No. 128". The Company is in the process of resolving this comment and requires additional time to conclude its discussions with the SEC and assess the impact, if any, of the resolution of the comment on the Company's consolidated financial statements for the fiscal year ended July 29, 2006, fiscal quarter ended October 28, 2006, and fiscal quarter ended
January 27, 2007. As such, the Company has determined it cannot complete its discussions with the SEC and file its quarterly report on Form 10-Q for the period ended January 27, 2007 without unreasonable effort or expense.


PART IV - OTHER INFORMATION

(1) Name and telephone number of person to contact in regard to this notification
    Kevin R. Begley                  (973)                   467-2200
       (Name)                     (Area Code)           (Telephone Number)

(2) Have all other periodic reports required under Section 13 or 15(d) of the Securities Exchange Act of 1934 or Section 30 of the Investment Company Act of 1940 during the preceding 12 months or for such shorter period that the registrant was required to file such report(s) been filed? If answer is no,
identify report(s).     [ X ]   Yes       [   ]  No

(3) Is it anticipated that any significant change in results of operations from the corresponding period for the last fiscal year will be reflected by the earnings statements to be included in the subject report or portion thereof ?
[   ]  Yes   [ X ]  No

If so, attach an explanation of the anticipated change, both narratively and quantitatively, and, if appropriate, state the reasons why a reasonable estimate of the results cannot be made.


                    Village Super Market, Inc.
            (Name of Registrant as Specified in Charter) has caused this notification to be signed on its behalf by the undersigned hereunto duly authorized.

     Date   March 13, 2007               By    /s/ Kevin R. Begley
                                               Kevin R. Begley
                                               Chief Financial Officer